Lincoln Retirement Income RolloverSM Version 3
Group Variable Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Lincoln Retirement Income RolloverSM Version 3 group variable annuity contract, issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Lincoln Retirement Income RolloverSM Version 3 group variable annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-800-234-3500 or by sending an email request to CustServSupportTeam@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, this “free look” or cancellation period may be longer if you are replacing an existing Contract. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in taxes and tax penalties.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Investors should consult a financial professional about the Contract’s features, benefits, risks, and fees and whether the Contract is appropriate for them based upon their financial situation and objectives. We do not guarantee that all of the Subaccounts will always be available. Our obligations under the Contract, guarantees, or benefits of the Contract are subject to our financial strength and claims-paying ability.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets of the Contract offered in this prospectus.
Accumulation Unit—A measure used to calculate AAV for the Contract before the Annuity Commencement Date.
Annuitant (you, your)—The person upon whose life the annuity payments are based and the person who can exercise the rights under the Contract (including investment allocations, transfers, payout option, designation of the Beneficiary, etc.). The Annuitant was previously the participant (or the surviving spouse of a participant) in a qualified plan that was invested in the Lincoln PathBuilderSM Income variable annuity.
Annuitant Account Value (AAV)—The value of the VAA held under the Contract on your (the Annuitant’s) behalf. The Contractowner will maintain an AAV for each Annuitant.
Annuity Payout— An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.
Automatic Annual Step-up—A feature that provides an automatic step-up of the Protected Income Base to the AAV, subject to certain conditions.
Benefit Year—The 12-month period starting with the GWB Effective Date and starting with that date each subsequent year.
Beneficiary—The person or entity you choose to receive any Death Benefit payable upon the death of the Annuitant.
Certificate—A legal document we issue to each person covered under this group annuity contract. The Certificate is proof of participation in the Contract, describes the coverage guaranteed to you, and outlines all essential terms and conditions of the Contract.
Certificate Effective Date—The date this Certificate is issued and in force as shown on the Certificate Specification page.
Contract—The variable annuity contract between the Plan and The Lincoln National Life Insurance Company (Lincoln Life or Company).
Contract—The variable annuity contract you have entered into with Lincoln Life.
Contractowner—The Lincoln Financial Group Trust Company Inc.
Excess Withdrawals—Amounts withdrawn from the AAV which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income and the Guaranteed Withdrawal Benefit charge.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Annuitant dies.
Guaranteed Annual Income (GAI)—The guaranteed periodic withdrawal amount available from the AAV each Benefit Year for life.
Guaranteed Annual Income Effective Date—The Valuation Date the request to receive Guaranteed Annual Income amounts is approved by the Home Office.
Guaranteed Withdrawal Benefit—This feature provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the Contract and provided certain conditions are met.
Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)—The date of the first Purchase Payment into the Lincoln PathBuilderSM Income contract by the Annuitant.
Income Base—A value used to calculate the Guaranteed Annual Income amount.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Purchase Payments—The sum of all amounts paid into the AAV. Purchase Payments are allocated to the VAA’s Subaccounts and are used to fund the Guaranteed Withdrawal Benefit.
Rollover Money—An eligible rollover from a qualified plan that was previously invested in the Lincoln PathBuilderSM Income variable annuity.
Subaccount—The portion of the VAA that reflects investments in Accumulation Units of the fund available under the Contract.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Lincoln Retirement Income RolloverSM Version 3 is designed for you to accumulate assets through investments in a variety of investment options during the accumulation phase. Then, during the annuity phase, the Contract is designed to supplement your retirement income by providing a stream of income payments. The Contract also offers a death benefit to protect your designated beneficiaries.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in the variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history.
Additional information about each investment option is provided in Appendix A – Investment Options Available Under The Contract. The Contractowner has decided which funds are available for Participant allocations.
Annuity (Income) Phase. You can end the accumulation phase and enter the annuity phase by electing to annuitize your Contract, turning your Contract Value into a stream of income payments from us (sometimes called annuity payments). These payments may continue for a set period of years, for as long as you live, or for the longer of the two. The payments may be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
In general, if you elect to annuitize, your investments will be converted to annuity payments. You will no longer be able to withdraw money from your Contract and there won’t be a death benefit. However, please note that certain annuity payout options make an amount payable upon death.
Primary Features and Options of the Contract
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. We have designed the Contract for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You may be taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a return of premium death benefit that will pay a Death Benefit to your designated beneficiaries at the time of your death.
Guaranteed Withdrawal Benefit. The Contract includes a Guaranteed Withdrawal Benefit that provides guaranteed lifetime periodic withdrawals, regardless of investment performance of the Contract. This guarantee is subject to certain conditions, as set forth elsewhere in the prospectus.

Important Information You Should Consider About the Lincoln Retirement Income RolloverSM Version 3 Variable Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No: There are no surrender charges associated with this Contract, however a withdrawal may have a negative impact on certain optional benefits that you may elect.			●N/A
Are There Transaction Charges?	No: There are no transaction charges associated with this Contract.			●N/A
Are There Ongoing Fees and Expenses?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page in your
Contract for information about the specific fees and expenses you will pay each year based on the options you have elected.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments ●Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract	0.45%[1]	0.45%[1]
	Base Contract – Guaranteed Withdrawal Benefit	0.90%[2]	2.00%[2]
	Fund fees and expenses	0.59%[3]	0.82%[3]
1 As a percentage of average Contract Value. For the base contract, also includes an amount attributable to the Annual Account Fee.
2As a percentage of the Income Base.
3As a percentage of fund net assets, before expense reimbursements or fee waiver arrangements.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $1,271	Highest Annual Cost: $3,544
	Assumes:	Assumes:
	●Investment of $100,000 ●5% annual appreciation ●Least expensive fund fees and expenses ●No additional Purchase Payments, transfers, or withdrawals	●Investment of $100,000 ●5% annual appreciation ●Most expensive fund fees and expenses ●No additional Purchase Payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes: ●You can lose money by investing in this Contract, including loss of principal.	●Principal Risks ●Investments of the Variable Annuity Account
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●The benefits of tax deferral, long-term income, and living benefit protections mean the Contract is more beneficial to investors with a long-term investment horizon.
●Surrenders and withdrawals may be subject to ordinary income tax and/or tax penalties.
●Fee Tables ●Principal Risks ●Surrenders and Withdrawals
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
●Each investment option has its own unique risks.
●You should review the available investment options before making an investment decision.
●Principal Risks ●Investments of the Variable Annuity Account
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-800-454-6265 or visiting
www.LincolnFinancial.com.
●Principal Risks
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
●Not all investment options may be available for investment under your Contract.
●We reserve the right to remove or substitute any funds as investment options that are available under the Contract.
●You may be limited in the number of transfers between investment options per
Contract Year.
●Principal Risks ●Investments of the Variable Annuity Account ●Appendix A – Investment Options Available Under the Contract
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Depending on the source of your Purchase Payments, earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Financial professionals may receive compensation for selling this Contract, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. We may share the revenue we earn on this Contract with investment firms.
●This potential conflict of interest may influence a financial professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
●Distribution of the Contracts
Should I Exchange My Contract?
●You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing contract.
●N/A
Benefits Available Under the Contract
The following table summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guaranteed Withdrawal Benefit	●Guaranteed lifetime periodic withdrawals; ●Annual step-ups of the Income Base; ●Age-based increases the Guaranteed Annual Income amount.	●2.00%
●Excess Withdrawals could significantly
reduce or terminate the benefit.
●Any Excess Withdrawal may negatively
impact or eliminate the potential for
enhancements or step-ups.
●Subject to a $2 million maximum
Protected Income Base.
●Additional Purchase Payments may be
limited.

Buying the Contract
This prospectus describes the group variable annuity contract under which we allocate payments to the accounts of individual Annuitants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Annuitant under the group variable annuity contract receives a Certificate which summarizes the provisions of the group contract and is proof of participation.
Purchase Payments – Investing in the Contract
You may make Purchase Payments to the Subaccount at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make additional Purchase Payments after the initial Purchase Payment of Rollover Money. The minimum initial Purchase Payment is $10,000 and must be made using Rollover Money that was previously invested in the Lincoln PathBuilderSM Income variable annuity, purchased by a qualified plan from Lincoln Life. Additional Purchase Payments may be made with qualified money from any source. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum Purchase Payment at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments are allocated to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP Global Moderate Allocation Managed Risk Fund, and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the Certificate will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.
The maximum annual Purchase Payment will be limited to $500,000 without Home Office approval (excluding the Rollover Money). Purchase Payments which originate from other investment options available under your retirement plan and are made within 180 days of a withdrawal from the AAV may be limited to $25,000 in the future. After the Guaranteed Annual Income Effective Date no additional Purchase Payments will be allowed if your AAV is zero. In addition, we may further limit or decline future Purchase Payments as long as we provide you 180 days-notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made, AAVs and Income Bases will no longer be increased by additional Purchase Payments and you will not have the opportunity to further increase your GAI amount. You should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract. You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, we will allow the surrender of your Certificate or a withdrawal of a portion of the AAV upon your written request, subject to the conditions of the Certificate.
The amount available upon surrender/withdrawal is the AAV at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m., Eastern Time, or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., Eastern Time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are limitations associated with taking money out of the Contract, including the following:
Negative impact on benefits and guarantees of your Contract	●A withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees and expenses that you will pay when investing in and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you invest in or surrender or make withdrawals from the Contract.

TRANSACTION EXPENSES

There are no sales charges, deferred sales charges, or surrender charges associated with this Contract.

The next table describes the fees and expenses that you will pay each year during the time that you are invested in the Contract (not including fund fees and expenses).

ANNUAL CONTRACT EXPENSES

Base Contract Expense (as a percentage of average Contract Value)
Base Contract Expense	0.45%

Guaranteed Withdrawal Benefit:[1]
Guaranteed Maximum Annual Charge	2.00%
Current Annual Charge	0.90%
1
As a percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the AAV on a monthly basis.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you are invested in the Contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any fee waivers or expense reimbursements.	0.59%	0.82%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any fee waivers or expense reimbursements.[1]	0.59%	0.80%
1
Any fee waivers or expense reimbursements will remain in effect until at least April 30, 2027, and can only be terminated early with approval by the fund’s board of directors.

EXAMPLES
These examples are intended to help you compare the cost of investing in the variable options with the cost of investing in other annuity contracts that offer variable options. These costs include separate account annual expenses, benefit charges and fund fees and expenses.
The examples assume that you invest $100,000 in the variable options for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,282	$10,013	$16,975	$35,439
2) If you annuitize or do not surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,282	$10,013	$16,975	$35,439
For more information – See Charges, Other Deductions, and Adjustments in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Appendix A — Investment Options Available Under The Contract
The following is a list of funds currently available under the Contract. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-800-234-3500 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflect fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital. A fund of funds.	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.59%	12.84%	5.06%	6.43%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	11.52%	4.70%	5.65%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
A-1

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos.:
333-198913; 811-07645
EDGAR Contract Identifier:
C000149169